SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------


                           Washington, D.C. 20549



                                  FORM 8-K
                                  --------

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



        Date Report (Date of earliest event reported) October 15, 1998



                         BONNEVILLE PACIFIC CORPORATION
                         ------------------------------
                (Exact name of registrant as specified in charter)



     Delaware                   0-14846              87-0363215
     -------------------------------------------------------------------
     (State or other            (Commission          (IRA Employer
     jurisdiction of            File Number)         Identification No.)
     incorporation)



50 West 300 South, Suite 300, Salt Lake City, Utah                      84101
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number including area code              (801) 363-2520
                                                               --------------

(Former name or former address, if changed since last report)  Not applicable
                                                               --------------

Item 3.   Bankruptcy or Receivership.

     On December 5, 1991, the Registrant filed a petition in the United States Bankruptcy Court for the District of Utah, Central Division, Case
No. 91A-27701, seeking protection to reorganize under Chapter 11 of the Federal Bankruptcy Code. Subsequent to the filing, the Registrant has applied to the Securities and Exchange Commission (the "Commission") to modify its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). On April 9, 1992, the Commission indicated that it would raise no objection if the Registrant modified its reporting obligations under the Exchange Act. A copy of the Monthly Financial Report for the period September 1, 1998 to September 30, 1998, as filed with the bankruptcy court is included as an exhibit hereto. On June 12, 1992, Roger G. Segal was appointed as the Chapter 11 Bankruptcy Trustee for the Company.


Item 5.   Other Events.

     For information on litigation and matters previously reported, refer to the narrative on pages Form 2-G of the accompanying bankruptcy report.

                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                       BONNEVILLE PACIFIC CORPORATION



                       By:  Roger G. Segal, Chapter 11 Trustee

DATED October 15, 1998

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused its report to be signed on its behalf by the undersigned thereunto duly authorized.

                   BONNEVILLE PACIFIC CORPORATION



                   By:  R. Stephen Blackham, Assistant Controller

DATED October 15, 1998

                        INDEX TO EXHIBITS


Exhibit                                                  Page No.


28.1     Monthly Financial Report - Chapter 11, or
         the period September 1, 1998 to September
         30, 1998, of the Registrant, dated
         October 15, 1998 as filed by the
         Registrant with the United States
         Bankruptcy Court for the District of
         Utah, Central Division on
         October 15, 1998 . . . . . . . . . . . . . . . . . .5

                                                     MONTHLY FINANCIAL REPORT
                                                                   CHAPTER 11

DEBTOR:  BONNEVILLE PACIFIC CORPORATION
         ------------------------------

CASE NO.  91A-27701      For Period September 1 to September 30, 1998
          ---------                 ---------------------------------
          Accounting Method Used:  [X] Accrual Basis  [ ] Cash Basis


                               COVER SHEET
-----------------------------------------------------------------------------
                         THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE
Mark One Box             MONTH.  The debtor must attach each of the following
For Each Required        reports/documents unless the U.S. Trustee has waived
Report/Document          the requirement in writing.  File original with
                         Clerk of Court.  File duplicate with U.S. Trustee.
-----------------------------------------------------------------------------
Report/
Document  Previously
Attached  Waived        REQUIRED REPORTS/DOCUMENTS
-----------------------------------------------------------------------------
  [X]        [ ]        Cash Receipts & Disbursements Statement (Form 2-B)
  [X]        [ ]        Balance Sheet (Form 2-C)
  [X]        [ ]        Profit and Loss Statement (Form 2-D)
  [X]        [ ]        Supporting Schedules (Form 2-E)
  [X]        [ ]        Quarterly Fee Summary (Form 2-F)
  [X]        [ ]        Narrative (Form 2-G)
  [X]        [ ]        Bank Statement(s) for Debtor in Possession Account(s)
-----------------------------------------------------------------------------


I declare under penalty of perjury that the following Monthly Financial Report and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: October 15, 1998
             ----------------

                            Debtor(s):  BONNEVILLE PACIFIC CORPORATION
                            By:         R. Stephen Blackham
                            Position:   Assistant Controller

               Statement of Chapter 11 Trustee

     Roger G. Segal, Chapter 11 Trustee of the bankruptcy case of Bonneville Pacific Corporation, having been so appointed on June 12, 1992, hereby states that he has reviewed the following Monthly Financial Report and any attachments thereto and that, based on his review and the representations of officers and employees of the debtor, Bonneville Pacific Corporation, he believes that the information contained in the Monthly Financial Report and attachments is true and correct. However, neither Roger G. Segal, Chapter 11 Trustee, nor Neilson, Elggren, Durkin & Company, as accountants for
Roger G. Segal, Chapter 11 Trustee, has had an opportunity to independently verify that the information contained in the following Monthly Financial Report and the attachments thereto is true and correct.

     DATED this 15th day of October 1998.



                          By:  Roger G. Segal, Chapter 11 Trustee

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Bankruptcy No. 91A-27701
                                 Narrative
                   For the Month Ended September 30, 1998


                                  Form 2-G

-----------------------------------------------------------------------------



Bonneville Pacific Corporation (the "Company" or "Bonneville") has continued to conduct its normal business activities during the month of September 1998 (the reporting period). These activities have included responding to the Operating Guidelines and Reporting Requirements for Chapter 11 debtors.

Significant actions related to the Company during the month of September and the first part of October 1998(1) (other than administrative matters, including professional fee applications) in accordance with various provisions of the Bankruptcy Code are as follows:

The Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998 (the "Trustee's Amended Plan") details the treatment of all the Company's creditors and equity interest holders. The Trustee's Amended Plan, if it becomes effective, would resolve most of the legal and factual disputes which currently affect the Company.

The hearing on confirmation of the Trustee's Amended Plan was held as scheduled on August 26, 1998 at which hearing the Bankruptcy Court established the estimated value of the common stock to be issued pursuant to the Trustee's Amended Plan at $2.36 per share and confirmed the Trustee's Amended Plan. The order confirming the Trustee's Amended Plan was entered on August 27, 1998. Notice of the confirmation of the Trustee's Amended Plan was mailed to all parties in interest on or about September 16, 1998.

---------------
(1) This narrative attempts to summarize significant events affecting the Company through approximately October 13, 1998.

The Trustee currently anticipates that the effective date of the Trustee's Amended Plan will be November 2, 1998. Accordingly, the Trustee currently anticipates that the distributions of cash and stock as set forth in the Trustee's Amended Plan will occur sometime during the first part of November, 1998. The Reverse Stock Split (the one-for-four reverse stock split set forth in the Trustee's Amended Plan) is also currently anticipated to occur on November 2, 1998.(2)

The board of directors for the Reorganized Debtor on the effective date will be James Bernard, Ralph Cox, Hal Dittmer, Michael Devitt, Michael Fowler, Harold Robinson III and Steve Stepanek.

Preparation of the 1997 U.S. Corporate Income Tax Return has been completed and the tax return was filed in late July, 1998, along with a request pursuant to 11 U.S.C. Section 505 (b) for a prompt tax determination. The
return reflects no tax due and owing.   The Internal Revenue Service, by
letter dated August 28, 1998, notified the Trustee that the 1997 U.S. Corporate Income Tax Return was accepted as filed. The Company's net operating loss carry forward for federal corporate income tax purposes as set forth in the Company's U.S. Corporate Income Tax Return for the period ending December 31, 1997 is approximately $23,700,000.00 and approximately $26,700,000.00 in Alternative Minimum Tax Loss carry-forwards. Tax loss carry-forwards are subject to future review or determination by the Internal Revenue Service. The Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section382 of the Internal Revenue Code. Preparation of all 1997 State Corporate Income Tax Returns for the Company has been completed and such tax returns have all now been filed. To the best of the Trustee's knowledge the Company is now current in its filing of all required Corporate Income Tax Returns.

In preparation for the reorganization of the Company, the Trustee on behalf of the Company made a decision to employ Hein + Associates, a national accounting firm, to prepare audited financial statements for Bonneville Pacific Corporation. An application seeking approval of the employment was filed and a hearing on the application was held as scheduled on December 20, 1996. At the hearing the Court approved the application. Hein + Associates has been employed and has completed most of the work required for the audits for years 1994, 1995, 1996 and 1997. Now that the Trustee's Amended Plan has been confirmed and the Internal Revenue Service has accepted as filed the Company's 1997 U.S. Corporate Income Tax Return, Hein + Associates has been instructed to complete all outstanding audit work so that the Company can emerge from Chapter 11 and be in compliance with the reporting requirements of the U.S. Securities and Exchange Commission. Hein + Associates is currently engaged in performing all of the work to complete the audited financial statements.

Bear, Stearns & Company (the Trustee's financial advisor/investment banker) completed its work in estimating the value of the Company's (and its affiliates') business assets. The Trustee has made public

---------------
(2) The Company's common stock is currently traded on a limited basis in the over-the-counter market. It is anticipated that for market trading purposes, the Reverse Stock Split will be effective at the commencement of business on November 3, 1998.

the summary of such work performed by Bear, Stearns & Company as Exhibit "2" to the Disclosure Statement (Amended) for the Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998 (the "Trustee's Amended Disclosure Statement"). Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other Assets: Investment in and advances to subsidiaries and partnership") is materially less than the fair market value of such business assets. For purposes of the Trustee's Amended Plan, the estimated value of the Company's business assets as of December 31, 1997 was (including cash held by the Company's subsidiaries) approximately sixty-three million dollars ($63,000,000.00)

The Trustee, on September 28, 1998, received another written expression of interest from a large corporation in the power generation business concerning the possible acquisition, for cash, of the non oil and gas assets of the Company or, in the alternative, the purchase of the outstanding shares of the Company's common stock. The possible purchase price for such non oil and gas assets is generally consistent with the range of values generally discussed in the Trustee's Amended Disclosure Statement. The party making such expression of interest indicated that (a) it had made certain fundamental assumptions in developing its proposal; (b) such assumptions would need to be confirmed through additional due diligence; (c) the possible purchase price would be subject to adjustment based upon the results of such due diligence and other factors; (d) the proposal was subject to various federal and state governmental approvals; (e) the proposal was subject to the consents of lenders and various parties who had contracts with the Company or its subsidiaries; and (f) the proposal was subject to a definitive agreement. For several reasons, not the least of which are (a) the uncertain and contingent nature of the expression of interest and (b) the possibility that if the Trustee were to now postpone the effective date of the confirmed Trustee's Amended Plan for what would likely be at least several months then the Trustee's Amended Plan might never become effective, the Trustee has decided not to pursue the expression of interest because the Trustee believes it is in the best interest of the Company, its creditors and shareholders to have the confirmed Trustee's Amended Plan become effective. However, the Trustee has notified the Company's management and the future members of the Company's new board of directors (which will be seated on the effective date of the Trustee's Amended Plan) of such expression of interest.

For over a year, the Trustee (represented by Weil, Gotshal & Manges, L.L.P) has been attempting to resolve the unsecured claim filed by John D. Weesner (Proof of Claim number 3). Weesner's claim arises from Bonneville Pacific Corporation's efforts in the late 1980's to build and operate small, wood-fired electric power generation plants in Vermont. During that period, Bonneville Pacific Corporation entered into various agreements with Weesner, including (1) an agreement whereunder Bonneville Pacific Corporation is by virtue of a guarantee contingently liable for certain royalty payments that Weesner currently receives from the operation of one plant (the "Ryegate Project"), and (2) an agreement to make certain payments to Weesner in the event that Bonneville Pacific Corporation developed another, similar plant (the "Springfield Project"). Subsequent to entering into the agreements with Weesner, Bonneville Pacific Corporation sold its interest in the Ryegate Project and determined that development of the Springfield Project was commercially impossible. Weesner in his filed proof of claim asserts that he is owed an undetermined amount of money (which he estimates could be many millions of dollars) in respect of Bonneville Pacific Corporation's contingent liability of the Ryegate Project royalties, to compensate him in the event that such payments are not made by the current owners of the plant. In the opinion of the Trustee, Weesner has been unwilling until recently to settle his proof of claim in a manner that reflected a realistic assessment of its true value. As a consequence the Trustee filed a formal objection to such claim and was proceeding with discovery but a hearing on the objection had not yet been scheduled. In early September Weesner agreed to accept a $100,000.00 payment in settlement of his claim. The settlement has been reduced to formal agreement and is conditioned upon Bankruptcy Court approval. The Trustee has filed a Motion for Approval of the Settlement Agreement and a hearing on the Motion is now scheduled before the Bankruptcy Court on October 28, 1998.

The only other unresolved Proof of Claim of significance is the claim of First American Bank (Claim No. 3345) filed as a Section 510 (b) Securities Claim (Class 9 under the Trustee's Amended Plan) in an undetermined amount but which, according to the claimant, could be as much as approximately $580,000.00. The Trustee disputes the claim and on September 27, 1998 the Trustee filed a formal objection to the claim. A hearing on the claim objection is now scheduled for October 26, 1998.

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                  Cash Receipts and Disbursements Statement
                  For Period September 1 - September 30, 1998


                             CASH RECONCILIATION

1.  Beginning Cash Balance:                                   $156,814,544.09

2.  Cash Receipts:  (See Page 2 of 2)           4,378,368.24

3.  Cash Disbursements:  (See Page 2 of 2)       (707,026.92)
                                                  ----------
4.  Net Cash Flow:                                               3,671,341.32
                                                                 ------------
5.  Ending Cash Balance:                                      $160,485,885.41
                                                              ===============


                     CASH ACCOUNT SUMMARY - ENDING BALANCES

ACCOUNT                                 AMOUNT                FINANCIAL INSTITUTION
PAYROLL ACCOUNT                                 $922.16       FIRST SECURITY BANK OF UTAH
PAYROLL TAX ACCOUNT                              512.29       KEY BANK OF UTAH
GENERAL CORP CASH                          1,109,396.17       KEY BANK OF UTAH
CHPTR 11 TRUSTEE JOINT ACCT                1,887,426.07  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - CD ACCT                11,468,214.75  (A)  US BANK
CHPTR 11 TRUSTEE - JT CD                  20,535,635.94  (A)  KEY BANK OF UTAH
CHPTR 11 TRUSTEE - JT CD                  27,700,110.93  (A)  BANK ONE
CHPTR 11 TRUSTEE JT SAVINGS                   32,276.22  (A)  BANK ONE
CHPTR 11 TRUSTEE JOINT MMA ACCT           97,704,964.37  (A)  NATIONS BANK
PROCEEDS FROM ASSET SALES                      4,199.76  (A)  KEY BANK OF UTAH
KYOCERA MAINTENANCE RESERVE                   42,226.75       KEY BANK OF UTAH
                                              ---------
                                        $160,485,885.41
                                        ===============

(A) Accounts requiring signatures of both the US Trustee and Chapter 11 Trustee for disbursements.

                                                                     Form 2-B
                                                                  Page 1 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   Cash Receipts and Disbursements Statement
                  For Period September 1 - September 30, 1998


                             CASH RECEIPTS JOURNALS

BANK ACCOUNT                            TOTAL           PAGE REF
PAYROLL ACCOUNT                            $19,974.70       A
PAYROLL TAX ACCOUNT                          8,666.64       B
GENERAL CORP CASH                        1,628,750.65       C
CHPTR 11 TRUSTEE JOINT ACCT              1,853,129.13       E
CHPTR 11 TRUSTEE - CD ACCT                       0.00      N/A
CHPTR 11 TRUSTEE - JT CD                   253,598.90       F
CHPTR 11 TRUSTEE - JT CD                   241,217.04       G
CHPTR 11 TRUSTEE JT SAVINGS                    115.25       H
CHPTR 11 TRUSTEE JOINT MMA ACCT            401,475.57       I
PROCEEDS FROM ASSET SALES                        8.60       J
KYOCERA MAINTENANCE RESERVE                 10,073.10       K
                                            ---------
                                         4,417,009.58
     LESS:  ACCOUNT TRANSFERS              (38,641.34)
                                            ---------
     TOTAL CASH RECEIPTS                $4,378,368.24
                                        =============


                              CASH DISBURSEMENTS JOURNALS

BANK ACCOUNT                            TOTAL           PAGE REF
PAYROLL ACCOUNT                          $20,016.31         A
PAYROLL TAX ACCOUNT                        8,666.64         B
GENERAL CORP CASH                        716,942.19         D
CHPTR 11 TRUSTEE JOINT ACCT                   43.12         E
CHPTR 11 TRUSTEE - CD ACCT                     0.00        N/A
CHPTR 11 TRUSTEE - JT CD                       0.00         F
CHPTR 11 TRUSTEE - JT CD                       0.00         G
CHPTR 11 TRUSTEE JT SAVINGS                    0.00         H
CHPTR 11 TRUSTEE JOINT MMA ACCT                0.00         I
PROCEEDS FROM ASSET SALES                      0.00         J
KYOCERA MAINTENANCE RESERVE                    0.00         K
                                               ----
                                         745,668.26
     LESS:  ACCOUNT TRANSFERS            (38,641.34)
                                          ---------
     TOTAL CASH DISBURSEMENTS           $707,026.92
                                        ===========

                                                                     Form 2-B
                                                                  Page 2 of 2

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                               Payroll Account
                 For Period September 1 - September 30, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                    AMOUNT       DESCRIPTION
09/11/98  CK# 7218    BPC - GENERAL             $9,977.44   PAYROLL TRANSFER
09/28/98  CK# 7238    BPC - GENERAL              9,997.26   PAYROLL TRANSFER
                                                 --------
          TOTAL CASH RECEIPTS                  $19,974.70
                                               ==========


                         CASH DISBURSEMENTS JOURNAL

DATE       DOC #       PAYEE                   AMOUNT        DESCRIPTION
09/15/98               PAYROLL SUMMARY          $9,977.44
09/30/98               PAYROLL SUMMARY           9,997.26
09/30/98   BANK STMT   FIRST SECURITY BANK          41.61    SERVICE CHARGE
                                                    -----
           TOTAL CASH DISBURSEMENTS            $20,016.31
                                               ==========

                                      A

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                             Payroll Tax Account
                 For Period September 1 - September 30, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                        AMOUNT      DESCRIPTION
09/11/98  CK# 7217    BPC - GENERAL                $4,328.15   PR TAX TRANSFER
09/28/98  CK# 7237    BPC - GENERAL                 4,338.49   PR TAX TRANSFER
                                                    --------
          TOTAL CASH RECEIPTS                      $8,666.64
                                                   =========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                        AMOUNT      DESCRIPTION
09/11/98  KEY TAX     KEY BANK OF UTAH             $3,600.89   FEDERAL TAX DEPOSIT
09/28/98  KEY TAX     KEY BANK OF UTAH              3,609.41   FEDERAL TAX DEPOSIT
09/28/98  CK# 1264    UTAH ST TAX COMMISSION        1,456.34   STATE TAX DEPOSIT
                                                    --------
          TOTAL CASH DISBURSEMENTS                 $8,666.64
                                                   =========

                                        B

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                              General Corp Cash
                 For Period  September 1 - September 30, 1998


                             CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                        AMOUNT         DESCRIPTION
09/09/98              PIPER JAFFERY                $1,500,000.00  SETTLEMENT PAYMENT
09/16/98  DS091698    BONNEVILLE NEVADA CORP            1,522.24  EXPENSE REIMBURSEMENT
09/16/98  DS091698    BONNEVILLE PACIFIC SERVICES       1,442.89  EXPENSE REIMBURSEMENT
09/29/98  DS092998    PITNEY BOWES                        403.53  EXPENSE REIMBURSEMENT
09/29/98  DS092998    BSA ADVERTISING                   4,273.40  EXPENSE REIMBURSEMENT
09/29/98  DS092998    EDWARDS  SOOY & BYRON                34.71  EXPENSE REIMBURSEMENT
09/29/98  DS092998    SAN DIEGO GAS & ELECTRIC          1,244.70  ENERGY REVENUE-KYOCERA
09/29/98  DS092998    KYOCERA AMERICA                 114,176.40  ENERGY REVENUE-KYOCERA
09/29/98  DS092999    BONNEVILLE FUELS                  1,815.66  EXPENSE REIMBURSEMENT
09/30/98  BANK STMT   KEY BANK OF UTAH                  3,837.12  INTEREST INCOME
                                                        --------
          TOTAL CASH RECEIPTS                      $1,628,750.65
                                                   =============

                                        C

                     DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                               Case No. 91A-27701
                                General Corp Cash
                   For Period September 1 - September 30, 1998


                            CASH DISBURSEMENTS JOURNAL

DATE      DOC #    PAYEE                              AMOUNT      DESCRIPTION
          1007193  VOID                                    $0.00
09/01/98  1007194  BSA ADVERTISING                     16,000.00  OFFICE SUPPLIES & EXPENSE
09/03/98  1007195  ADAPTEC INC                             10.58  KYOCERA-O&M EXPENSE
09/03/98  1007196  AUTOMATED OFFICE SYSTEMS                59.82  OFFICE SUPPLIES & EXPENSE
09/03/98  1007197  BENEFICIAL LIFE INSURANCE              910.69  INSURANCE-LIFE
09/03/98  1007198  BONNEVILLE PACIFIC SERVICES            806.40  OFFICE SUPPLIES & EXPENSE
09/03/98  1007199  BPC-KYOCERA MAINT RESERVE           10,000.00  TRANSFER-KYOCERA MAINT
09/03/98  1007200  DORN ASSOCIATES LTD                 10,906.00  RENT-OFFICE SPACE & PARKING
09/03/98  1007201  FIRST CONTINENTAL LIFE & ACCIDENT    3,579.28  INSURANCE-DENTAL
09/03/98  1007202  FRONTIER COMMUNICATIONS                601.57  TELEPHONE EXPENSE
09/03/98  1007203  KWIK COPY                               50.14  OFFICE SUPPLIES & EXPENSE
09/03/98  1007204  MOUNT OLYMPUS WATER                     18.03  OFFICE SUPPLIES & EXPENSE
09/03/98  1007205  REDMAN VAN & STORAGE CO                159.87  RENT-STORAGE
09/03/98  1007206  TOWN OF SHELDON TOWN TREASURER       2,421.76  PROPERTY TAXES
09/03/98  1007207  TRAVEL ZONE CRUISE ZONE              2,851.30  TRAVEL EXPENSE
09/03/98  1007208  UNITED HEALTH CARE                  23,963.26  INSURANCE-HEALTH
09/03/98  1007209  MARCIA CUSTER                        1,116.65  OFFICE EQUIPMENT
09/09/98  1007210  PROTEL                                  74.45  OFFICE SUPPLIES & EXPENSE
09/09/98  1007211  REDMAN VAN & STORAGE CO                 75.00  RENT-STORAGE
09/09/98  1007212  SAN DIEGO GAS & ELECTRIC               101.26  KYOCERA-O&M EXPENSE
09/09/98  1007213  SEDGWICK OF TENNESSEE INC           89,716.00  INSURANCE-PROP & GEN LIAB
09/09/98  1007214  SWIRE COCA-COLA USA                    119.91  OFFICE SUPPLIES & EXPENSE
09/09/98  1007215  UNUM LIFE INSURANCE CO               3,793.31  INSURANCE-DISABILITY
09/09/98  1007216  CLARK MOWER                            374.64  TRAVEL REIMBURSEMENT
09/11/98  1007217  BPC-PAYROLL TAX ACCOUNT              4,328.15  TRANSFER-PAYROLL TAX ACCT
09/11/98  1007218  BPC-PAYROLL ACCOUNT                  9,977.44  TRANSFER-PAYROLL ACCOUNT
09/11/98  1007219  MARCIA CUSTER                          167.94  OFFICE SUPPLIES & EXPENSE
09/11/98  1007220  MOUNT OLYMPUS WATER                     28.67  OFFICE SUPPLIES & EXPENSE
09/11/98  1007221  WELLS FARGO BANK                       846.02  401K CONTRIBS & LOAN PMTS
09/11/98  1007222  XEROX CORP                             449.24  OFFICE SUPPLIES & EXPENSE
09/14/98  1007223  BEUS GILBERT & MORRILL             495,000.00  PROFESSIONAL FEES
09/28/98  1007224  AIRBORNE EXPRESS                        55.93  EXPRESS MAIL
09/28/98  1007225  COMPUSERVE                               9.95  OFFICE SUPPLIES & EXPENSE
09/28/98  1007226  FEDERAL EXPRESS                        129.00  EXPRESS MAIL
09/28/98  1007227  GENERATOR POWER SYSTEMS             15,508.22  KYOCERA-O&M EXPENSE
09/28/98  1007228  MOUNT OLYMPUS WATER                     12.02  OFFICE SUPPLIES & EXPENSE
09/28/98  1007229  MOUNTAIN STATES OFFICE PRODUCTS         98.69  OFFICE SUPPLIES & EXPENSE
09/28/98  1007230  THE PLANT GALLERY                      270.00  OFFICE SUPPLIES & EXPENSE
09/28/98  1007231  PROTEL                                  37.22  OFFICE SUPPLIES & EXPENSE
09/28/98  1007232  REDMAN VAN & STORAGE CO                874.74  RENT-STORAGE
09/28/98  1007233  TRAVEL ZONE CRUISE ZONE              1,146.21  TRAVEL EXPENSE
09/28/98  1007234  UNUM LIFE INSURANCE CO               2,975.11  INSURANCE-DISABILITY
09/28/98  1007235  US WEST COMMUNICATIONS                 786.08  TELEPHONE EXPENSE
09/28/98  1007236  THE WALL STREET JOURNAL                299.00  DUES & SUBSCRIPTIONS


                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                               General Corp Cash
                  For Period September 1 - September 30, 1998


                     CASH DISBURSEMENTS JOURNAL (CONTINUED)

DATE      DOC #       PAYEE                        AMOUNT        DESCRIPTION
09/28/98  1007237     BPC-PAYROLL TAX ACCT            4,338.49   TRANSFER-PAYROLL TAX ACCT
09/28/98  1007238     BPC-PAYROLL ACCOUNT             9,997.26   TRANSFER-PAYROLL ACCT
09/28/98  1007239     WELLS FARGO BANK                  846.02   401K CONTRIBS & LOAN PMTS
09/29/98  1007240     UNITED STATES POSTMASTER        1,000.00   OFFICE SUPPLIES & EXPENSE
09/30/98  BANK STMT   KEY BANK OF UTAH                   50.87   BANK SERVICE CHARGE
                                                         -----
          TOTAL CASH DISBURSEMENTS                 $716,942.19
                                                   ===========

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                       Chapter 11 Trustee Joint Account
                   For Period September 1 - September 30, 1998


                              CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                     AMOUNT         DESCRIPTION
09/17/98              BONNEVILLE NEVADA CORP    $1,850,000.00  DIVIDEND
09/30/98  BANK STMT   KEY BANK                       3,129.13  INTEREST INCOME
                                                     --------
                                                $1,853,129.13
                                                =============


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                     AMOUNT      DESCRIPTION
09/30/98  BANK STMT   KEY BANK                  43.12       BANK SERVICE CHARGE

                                      E

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                      Chapter 11 Trustee JT - CD Account
                  For Period September 1 - September 30, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                      AMOUNT       DESCRIPTION
09/18/98  BANK STMT   KEY BANK OF UTAH            $68,392.09  INTEREST INCOME
09/30/98  BANK STMT   KEY BANK OF UTAH             73,452.83  INTEREST INCOME
09/30/98  BANK STMT   KEY BANK OF UTAH             54,265.81  INTEREST INCOME
09/30/98  BANK STMT   KEY BANK OF UTAH             57,488.17  INTEREST INCOME
                                                   ---------
                                                 $253,598.90
                                                 ===========


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                    AMOUNT      DESCRIPTION
                      NONE

                                      F

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                    Chapter 11 Trustee JT  - CD Account
                 For Period September 1 - September 30, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                AMOUNT       DESCRIPTION
09/04/98  BANK STMT   BANK ONE              $60,495.80  INTEREST INCOME
09/04/98  BANK STMT   BANK ONE               68,760.64  INTEREST INCOME
09/04/98  BANK STMT   BANK ONE               60,456.93  INTEREST INCOME
09/30/98  BANK STMT   BANK ONE               51,503.67  INTEREST INCOME
                                             ---------
                                           $241,217.04
                                           ===========


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #      PAYEE                     AMOUNT        DESCRIPTION
                     NONE

                                     G

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                       Chapter 11 Trustee JT Savings
               For Period September 1 - September 30, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                        AMOUNT      DESCRIPTION
09/30/98  BANK STMT   BANK ONE                     $115.25     INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                         AMOUNT     DESCRIPTION
                      NONE

                                    H

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                      Chapter 11 Trustee JT - MMA Account
                   For Period September 1 - September 30, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                     AMOUNT         DESCRIPTION
09/30/98  BANK STMT   NATIONS BANK              $401,475.57    INTEREST INCOME


                          CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYOR                AMOUNT       DESCRIPTION
                      NONE

                                     I

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                           Proceeds From Asset Sales
                  For Period September 1 - September 30, 1998


                           CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                    AMOUNT       DESCRIPTION
09/30/98  BANK STMT   KEY BANK OF UTAH         $8.60        INTEREST INCOME


                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                    AMOUNT       DESCRIPTION
                      NONE

                                     J

                  DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                            Case No. 91A-27701
                         Kyocera Maintenance Reserve
                 For Period September 1 - September 30, 1998


                            CASH RECEIPTS JOURNAL

DATE      DOC #       PAYOR                       AMOUNT       DESCRIPTION
09/01/98  CK# 7199    BONNEVILLE PACIFIC CORP     $10,000.00   TRANSFER
09/30/98  BANK STMT   KEY BANK OF UTAH                 73.10   INTEREST INCOME
                                                       -----
          TOTAL CASH RECEIPTS                     $10,073.10
                                                  ==========



                         CASH DISBURSEMENTS JOURNAL

DATE      DOC #       PAYEE                       AMOUNT      DESCRIPTION
                      NONE

                                    K

                DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                          Case No. 91A-27701
                            Balance Sheet
                      As of September 30, 1998

ASSETS
Current Assets:
   Cash                                           $160,485,885
   Accounts receivable - trade                          97,742
   Accounts receivable - settlements (Note 4)                0
   Accounts receivable - affiliates                     90,540
   Prepaid insurance                                    51,284
   Accrued interest receivable                         226,522
                                                       -------
   Total current assets                                          $160,951,973

Fixes Assets:
   Land                                                198,424
   Equipment, furniture and fixtures                 3,823,480
                                                     ---------
   Total fixed assets                                4,021,905
   Less:  Accumulated depreciation                  (3,275,959)
                                                     ---------
   Net fixed assets                                                   745,945
Other Assets:
   Investment in and advances to subsidiaries
      and partnership (Note 6)                      28,410,182
   Other assets                                         14,779
                                                        ------
   Total other assets                                              28,424,961
                                                                   ----------
TOTAL ASSETS                                                     $190,122,879
                                                                 ============
LIABILITIES
Post-Petition Liabilities:
   Accounts payable - trade                           $123,482
   Accounts payable - professional fees
      and costs                                        476,749
   Accounts payable - other (Note 7)                   550,000
   Accrued income taxes payable (Note 4)                     0
   Taxes payable                                             0
   Accrued interest                                 50,984,126
                                                    ----------
   Total post-petition liabilities                                $52,134,357
Pre-Petition Liabilities:
   Priority claims                                       5,180
   Secured debt                                              0
   Unsecured debt (Notes 1 and 3)                   99,953,656
                                                    ----------
Total Pre-Petition Liabilities                                     99,958,836
                                                                   ----------
TOTAL LIABILITIES                                                 152,093,194
Commitments and Contingent Liabilities (Note 3)
OWNER'S EQUITY
Capital Stock or Owner's Investment                    213,752
Paid-In-Capital                                    121,590,029
Treasury Stock                                      (2,308,255)
Retained Earnings:
   Pre-Petition                                    (56,551,908)
   Post-Petition (Note 5)                          (24,913,933)
                                                    ----------
TOTAL OWNER'S EQUITY (Notes 1 and 3)                               38,029,685
                                                                   ----------
TOTAL LIABILITIES AND OWNER'S EQUITY                             $190,122,878
                                                                 ============

                                                                     Form 2-C

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                         Profit and Loss Statement
                 For Period September 1 to September 30, 1998

Gross operating revenue                               $176,916
Less discount, returns and allowances                        0
                                                             -
   Net operating revenue                                             $176,916

   Cost of goods sold                                                (110,271)
                                                                      -------
   Gross profit                                                        66,645

Operating expenses:
   Salaries and wages                                   29,602
   Rent and leases                                       1,427
   Payroll taxes                                        10,626
   Insurance                                             4,249
   Other taxes and licenses                             52,422
   Other                                                16,920
                                                        ------
   Total operating expenses                                          (115,246)
                                                                      -------
   Operating income (loss)                                            (48,601)

Legal and professional fees and costs                  105,021
Plan approved claimant fees (Note 7)                         0
Depreciation, depletion and administration               3,617
Claims settlement expense
Interest expense                                       616,111
                                                       -------
   Total                                                             (724,749)
                                                                      -------
   Net operating income (loss)                                       (773,350)

Non-operating income and (expenses):
   Interest income                                     672,637
   Other income - settlements                                0
   Approved claims                                           0
   Other income                                              0
   Equity in earnings (losses) of subsidiaries
     And partnerships (Note 2)                         539,488
                                                       -------
        Net non-operating income or (expenses)                      1,212,125
                                                                    ---------
        Net income (loss) before income taxes                         438,775

        Provision for income taxes (benefit) (Note 5)                       0
                                                                            -
        NET INCOME (LOSS)                                            $438,775
                                                                     ========

                                                                     Form 2-D
                                                                  Page 1 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   General Notes to Financial Statements
               For Period September 1 to September 30, 1998


1. The Balance Sheet and Income Statement of Bonneville Pacific Corporation, included in the Monthly Financial Report, are prepared on the accrual basis. As a result, revenues are generally recorded when earned rather than when received and expenses are generally recognized when the obligation is incurred rather than when the expenses are paid. During the bankruptcy, until the December 31, 1997 Financial Statements, accrued interest payable has been recorded only on post-petition debt, where such is contractually due. The Financial Statements included in Monthly Financial Reports for all reporting periods prior to December 1, 1997 have not included any accrual of interest on any pre-petition unsecured debt. However, in light of the "Trustee's Amended Chapter 11 Plan for the Estate of Bonneville Pacific Corporation Dated April 22, 1998" (the "Trustee's Amended Plan") which was confirmed by the Bankruptcy Court in an order entered on August 27, 1998, interest has been accrued on certain pre-petition unsecured debt consistent with the interest rates set forth in the Trustee's Amended Plan. For further information see the Trustee's Amended Plan and the Amended Disclosure Statement related thereto.

2. Equity in earnings of subsidiaries and partnerships represents an accrual of the Company's share of earnings or losses of its operating subsidiaries and partnerships. These earnings are affected by a number of factors including seasonality, operating costs and operating efficiency. The operating entities which comprise these earnings include Bonneville Pacific Services Company, Bonneville Fuels Corporation, and Bonneville Nevada Corporation through its investment in the NCA #1 Partnership.

3. Unrecorded Liabilities and Other Claims. Unrecorded liabilities and claims include pre-petition debenture sale claims in the approximate amount of $5,500,000.00, post-petition debenture sale claims in the approximate amount of $10,000,000.00, limited partner claims in the approximate amount of $2,900,000.00, Section 510(b) equity claims in the approximate amount of $44,000,000.00 (including the allowed compromised claim of CIGNA and the ESOP claim as allowed on January 12, 1998 in the amount of $984,245.37), $8,945,000.00 in deeply subordinated claims, potential administrative fees which may be allowed by the Bankruptcy Court and the contingent unsecured claim of John Weesner (proof of claim #3). Most of the unrecorded liabilities (except administration claims and the Weesner Claim) will be satisfied as set forth in the confirmed Trustee's Amended Plan by the issuance of approximately 17,666,723 shares of additional common stock in the Company. For further information, see the Trustee's Amended Plan and the Amended Disclosure Statement related thereto.

                                                                     Form 2-D
                                                                  Page 2 of 3

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                   General Notes to Financial Statements
                              (Continued)
              For Period September 1 to September 30, 1998

     For further information concerning unrecorded liabilities and claims, see the Trustee's Amended Plan dated 4/22/98 and the Amended Disclosure Statement relating thereto.

4. As of December 31, 1997, Bonneville and Subsidiaries had approximately $23,750,000 in federal net operating loss carry-forwards for Federal Income Tax purposes and approximately $27,250,000 in Alternative Minimum Tax Loss carry-forwards. Pursuant to current tax law, only 90 percent of current Alternative Minimum Taxable Income can be offset by
     Alternative Minimum Tax Loss carry-forwards.   Tax loss carry-forwards are
     subject to future review or determination by the Internal Revenue
     Service. The Trustee and his tax professionals have preliminarily concluded that such net operating loss carry forwards may be substantially restricted by virtue of the provisions of Section 382 of the Internal Revenue Code.

5. Retained earnings post-petition have been impacted by the accrual of post-petition interest on pre-petition unsecured debt at rates set forth in the Trustee's Amended Plan.

6. Investment in and advances to subsidiaries and partnerships is book value and is impacted by the dividends paid from the subsidiaries to the Company. The value stated is believed to be materially less than the current market value of such assets. Based in part upon the work of Bear, Stearns & Company, the Trustee is of the opinion that the book value of the Company's business assets, which is the value used on the Company's balance sheet which is included in these Monthly Financial Statements filed with the Bankruptcy Court (under the category "Other
     Assets: Investment in and advances to subsidiaries and partnership") is materially less than the fair market value of such business assets. For purposes of the Trustee's Amended Plan, the estimated value of the Company's business assets as of December 31, 1997 was (including cash held by the Company's subsidiaries) approximately sixty-three million dollars ($63,000,000.00).

7. Accounts Payable Other represents payments to Derek Anderson of $150,000 as provided in a Bankruptcy Court approved stipulation and to Halcyon of $400,000 as provided in the Trustee's Amended Plan.

                                                                     Form 2-D
                                                                  Page 3 of 3

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                     Taxes Payable Schedule (Post-Petition)
               For the Period September 1 to September 30, 1998

                           Beginning                               Payments    Date      Check    Ending
                           Balance       Adjustments   Additions     Deposits    Paid      Numb.    Balance
Income tax withheld:
   Federal                       $0.00        $0.00      ($4,356.58)   $2,176.19  09/11/98  KEY TAX       $0.00
                                                                        2,180.39  09/28/98  KEY TAX

   State                          0.00                    (1,456.34)    1,456.34  09/28/98  1264           0.00

FICA tax withheld                 0.00                    (1,426.86)      712.35  09/11/98  KEY TAX
                                                                          714.51  09/28/98  KEY TAX        0.00

Employer's FICA tax               0.00                    (1,426.86)      712.35  09/11/98  KEY TAX
                                                                          714.51  09/28/98  KEY TAX        0.00

Unemployment tax:
   Federal                        0.00                                                                     0.00
   State                          0.00                                                                     0.00

Sales, use & excise taxes         0.00                                                                       0.00
   Property taxes           (14,398.34)    1,439.83                                                  (12,958.51)

Accrued income tax:
   Federal                        0.00                                                                     0.00
   State                          0.00                                                                     0.00

Delaware franchise tax            0.00    50,000.00                                                   50,000.00

Employee withholding              0.00         0.00       (1,528.64)      764.32  09/11/98  1007221        0.00
                                  ----         ----        --------       764.32  09/28/98  1007239
                                                                          ------
TOTALS                     ($14,398.34)  $51,439.83     ($10,195.28)  $10,195.28                     $37,041.49
                            ==========   ==========      ==========   ==========                     ==========

(*) Amount subject to results of audit.

                    DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                              Case No. 91A-27701
                              Insurance Schedule
                     For September 1 to September 30, 1998

                                                                  Policy
                                                     Amount of    Expiration    Premium Paid
                           Carrier/Agent             Coverage     Date          Thru Date
Worker's Compensation      Various State Funds       Statutory
                                                     $1,000,000   (A)           09/30/98

General Liability          Travelers Insurance/
                           Sedgwick James            5,000,000    08/17/99      08/17/99

Vehicles                   Travelers Insurance/
   (Hired/Non-Owned)       Sedgwick James            5,000,000    08/17/99      08/17/99

Property:
   Bonneville Pacific      Federal Insurance Co./
                           Sedgwick James            735,000      08/17/99      08/17/99

   Kyocera                 Federal/Hartford Steam/
                           Sedgwick James            5,352,879    08/17/99      08/17/99

(A) All workers compensation insurance policies are insured through various state insurance funds. As such, they continue in force as premiums are paid and have no policy expiration dates.

                                                                     Form 2-E
                                                                  Page 2 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                    Accounts Receivable and Payable Aging
                 For Period September 1 to September 30, 1998

                                                        Accounts
                           Non-Affiliate   Accounts     Payable
                           Accounts        Payable      Professional
                           Receivable      Trade        Fees
Under 30 days              $97,742           $118,908   $476,749
30 to 60 days                    0                  0          0
61 to 90 days                    0                  0          0
Over 90 days                     0              4,574          0
                                 -              -----          -
Total post-petition         97,742            123,482    476,749

Pre-petition amounts             0          3,664,200          0
                                 -          ---------          -
Total accounts receivable  $97,742
                           =======
Total accounts payable                     $3,787,682   $476,749
                                           ==========   ========

                           Affiliate
                           Accounts
                           Receivable

Under 30 days              $33,688
30 to 60 days               56,852
61 to 90 days                    0
Over 90 days                     0
                                 -
Total post-petition
   affiliate accounts
   receivable              $90,540
                           =======

                                                                     Form 2-E
                                                                  Page 3 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
  Schedule of Payments of Fees and Costs to Attorneys and Other Professionals
                 For Period September 1 to September 30, 1998

                                               Date of
                                               Court      Estimated
                                 Amount Paid   Approval   Balance Due
Court Appointed Trustee                $0          -       $70,015
Trustee's Counsel                       0          -       203,032
Trustee's Accountants                   0          -        48,702
Trustee's Special Plan Counsel          0          -       155,000
Special Litigation Counsel for
   Trustee - Costs                      0          -             0
   Trustee - Fees                 495,000      09/14/98          0
Auditors                                0          -             0
Financial Consultants                   0                        0     (1)
                                        -                        -
   Total                         $495,000                 $476,749
                                 ========                 ========

(2) The financial consultants received a retainer in the amount of $100,000. The estimated remaining liability to the financial consultants is equal to the $100,000 retainer.

                                                                     Form 2-E
                                                                  Page 4 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                 Schedule of Payments to Principal/Executives
                 For Period September 1 to September 30, 1998

Payee Name         Position   Nature of Payment      Amount
Ralph F. Cox       Director   Director Fees               $0.00

Calvin L. Rampton  Director   Director Fees               $0.00

Clark M. Mower     President  Salary                 $12,833.34
                              Expense Reimbursement     $374.64

                                                                     Form 2-E
                                                                  Page 5 of 5

                   DEBTOR:  BONNEVILLE PACIFIC CORPORATION
                             Case No. 91A-27701
                           Quarterly Fee Summary
                       Month Ended September 30, 1998

                       Cash           Quarterly     Payment
                       Disbursement   Fee Due       Check No.    Date
January                  $377,740.24
February                  169,278.67
March                     149,371.16
                          ----------
  Total 1st Quarter       696,390.07  $3,750.00     1006970      04/24/98

April                   1,903,079.51
May                       105,288.54
June                      185,124.57
                          ----------
  Total 2nd Quarter     2,193,492.62  $7,500.00     1007150      07/22/98

July                      214,935.24
August                    709,965.72
September                 707,026.92
                          ----------
   Total 3rd Quarter    1,631,927.88

October
November
December
   Total 4th Quarter

(1) This summary is to reflect the current calendar year's information cumulative to the end of the current reporting period.

                                                                     Form 2-F